Original Equipment Manufacturer (OEM) Agreement

between

Befut Electric (Dalian) Co., Ltd.

and

Dalian Befut Wire & Cable Manufacturing Co., Ltd.

Dated February 16, 2009

OEM Agreement

This OEM agreement (“Agreement”) is made as of February 16, 2009 in Dalian by and between

Befut Electric (Dalian)Co., Ltd. as the assignor

Principal place of business:Lingang Industrial District of Changxing Island, Dalian

Legal representative: Hongbo Cao Hereinafter referred to as “Party A”.

and

Dalian Befut Wire & Cable Manufacturing Co., Ltd. as the assignee

Principal place of business: 90-1 Hongji Street, Xigang District, Dalian

Legal representative: Hongbo Cao

Hereinafter referred to as “Party B”.

Whereas:

1.	Party A is a wholly foreign owned enterprise that is duly incorporated, validly existing and, among other things, engaged in the business of developing, manufacturing and selling cable wires;

2.
Party B is a limited liability company that is duly incorporated and validly existing under the laws of the People’s Republic of China and capable of and experienced in manufacture and sales of wires and cables; machining; wholesale and retail of mechanical and electrical equipment (automobiles excluded) and building materials; and import and export of goods and technologies;

3.	For the purposes of its manufacture and operation, Party A desires to authorize Party B, and Party B agrees, to manufacture and supply OEM Products; and

4.	The boards of directors of both parties hereto have adopted resolutions approving the execution and performance of this Agreement;

NOW, THEREFORE, in consideration of the mutual agreements and undertakings set forth below, and for other good and valuable consideration, the parties agree as follows:

I. Definition

1.1	Unless otherwise specified herein, the following phrases shall bear the meanings as defined below in this Agreement:

(1)	“OEM Products” means products listed in Annex I of this Agreement.

(2)	“China” means the mainland of the People’s Republic of China, excluding Hong Kong Special Administrative Region, Macao Special Administrative Region and Taiwan.

(3)
“Intellectual Property Rights” means, collectively, patents, trademarks, copyrights, designs and all other intellectual property rights related to all the OEM Products and their applications in the worldwide, whether registered or not.

(4)	“OEM Fees” means the price charged as per Section 8 of this Agreement in consideration of the OEM services provided by Party B under this Agreement.

II. Contractual Arrangements and Services

2.1
Under this Agreement, Party B shall provide Party A with OEM services, i.e. manufacturing and processing OEM Products, on an exclusive basis. Such OEM services shall be provided in accordance with the terms and conditions contained in the orders submitted by Party A to Party B.

2.2
Party A shall, on a monthly basis, submit the orders for OEM Products to be supplied in the coming month, indicating the quantities and scheduled delivery dates, etc., and its detailed contents shall be mutually determined by the actual performance of the Agreement.

2.3	Party B shall not assign the OEM services under this Agreement, in whole or in part, to any third party without Party A’s prior written consent.

2.4
The OEM services under this Agreement shall be provided on an exclusive basis and without Party A’s prior written consent, Party B shall not accept any orders for OEM services from any third party other than Party A, nor use  Party A’s production capacity of wires and cables for the manufacture of Party B’s own products.

III. OEM Products

3.1	Party B shall, under this Agreement, manufacture OEM Products in accordance with Party A’s specifications and requirements. Party B is not responsible for the design of the OEM Products.

3.2
Raw materials required for manufacturing OEM Products shall be provided by Party A and purchased, shipped and delivered to Party B at Party A’s cost. Risk of loss or damage of the raw materials shall be passed to Party B upon delivery.

3.3
Party A shall provide Party B with the design drawings and samples of OEM Products, as well as other documents that Party B may reasonably require for manufacturing OEM Products, within 30 days after execution of this Agreement. Party B shall manufacture OEM Products in accordance with the above-mentioned design drawings and samples.

3.4	Party A shall give Party B advance notices in writing of any change or modification to the design drawings or samples of OEM Products.

IV. Delivery and Acceptance of OEM Products

4.1	Party B shall deliver, before the 5th the day of each month, Party A’s monthly order for OEM Products at such location(s) as Party A may designate.

4.2	Risk of loss or damage of OEM Products shall be passed to Party A upon delivery to Party A at such location(s) as Party A may designate.

4.3
Party A shall inspect and test OEM Products within 2 days after delivery thereof by Party B. Should any dispute arise between the parties hereto with respect to Party A’s acceptance criteria on OEM Products, such dispute may be submitted to a competent quality supervision authority for investigation. The findings of such investigation shall be final.

V. Responsibilities and Obligations

5.1	Party A’s Obligations

(1)	Party A shall exercise its rights, fulfill its obligations and cooperate with Party B in good faith during the term of this Agreement;

(2)
Party A shall, upon Party B’s request, provide Party B with the information (in writing or other forms) required for manufacturing OEM Products and necessary technical instruction and support as well; and

(3)	Party A shall pay OEM Fees in a timely manner.

5.2	Party B’s Obligations

During the term of this Agreement, Party B shall:

(1)	manufacture OEM Products in accordance with the terms and conditions contained herein;

(2)	deliver OEM Products to Party A in a timely manner in accordance with the terms and conditions contained herein;

(3)	ship OEM Products to the location of delivery stipulated herein and assume any expenses and risk of loss or damage thus incurred;

(4)	in no case use the arrangements hereunder for commercial or noncommercial marketing or promotional activities in any form;

(5)	use its best efforts to protect Party A’s interests and in no case take any action that may result in the conflict between its own interests and its obligations hereunder;

(6)	upon Party A’s reasonable request, give Party A reports in a periodic manner on the performance of this Agreement; and

(7)
obtain certificates, licenses and approvals that are required to perform this Agreement from the competent governmental agencies in China, and bear the costs and expenses incurred for maintaining the valid status of such certificates, licenses and approvals.

VI. Representations and Warrants

6.1	Party A’s representations and warrants

(1)	Party A is a wholly foreign owned enterprise that is duly incorporated and validly existing under the laws of the People’s Republic of China; and

(2)
The execution and performance of this Agreement is not found in breach of Party A’s Articles of Association or any legal instrument to which it is a party or by which it is bound. This Agreement, as executed, will constitute legal and binding obligations of Party A.

6.2	Party B’s representations and warrants

(1)	Party B is a limited liability company that is duly incorporated and validly existing under the laws of the People’s Republic of China; and

(2)
The execution and performance of this Agreement is not found in beach of Party B’s Articles of Association or any legal instrument to which it is a party or by which it is bound. This Agreement, as executed, will constitute legal and binding obligations of Party B.

(3)	Party B has obtained certificates, licenses and approvals that are required to perform this Agreement from the competent governmental agencies in China.

VII. Intellectual Property Rights

7.1	Party B shall not

(1)
acquire or infringe Party A’s intellectual property rights, including but not limited to using or disclosing Party A’s intellectual property rights to any third party except for the purpose specifically set forth herein;

(2)	reproduce or duplicate any part of any OEM Products, or manufacture or sell any products similar to OEM Products in China, whether such products will result in confusion or fraud or not;

(3)
claim any interest, ownership or right in any intellectual property right or register or seek registration of such interest, title or right in any place in the world in the name of Party B or on behalf of any third party;

(4)	commit or authorize any third party to commit any act or omission that will or will be likely to result in invalidity of or impairment to any intellectual property right.

7.2	Nothing contained herein shall constitute a grant of any proprietary right of any kind with respect to any intellectual property to Party B.

7.3
If this Agreement is terminated for any reason, Party B shall immediately cease all use of any intellectual property and, as per Party A’s instructions, destroy or return all materials to Party A, including but not limited to any electronic copies thereof.

7.4	It is agreed that the provisions of Section 7 will survive any modification, cancellation or termination of this Agreement.

VIII. OEM Fees

8.1	During the term of this Agreement, Party B shall be entitled to OEM Fees stipulated herein for OEM services provided under this Agreement.

8.2	OEM Fees shall be determined by the parties hereto separately but in no case shall such OEM Fees exceed the actual costs of the same products manufactured by Party A.

8.3	Party A shall pay OEM Fees incurred within the previous month to Party B before the 26th day of each month.

IX. Confidentiality

9.1	Unless otherwise stated, Party B shall not disclose any proprietary information or trade secret in or relating to OEM Products coming to its knowledge without Party A’s prior written consent.

9.2	Party B shall, only with Party A’s prior written consent, disclose any proprietary information or trade secret to:

(1)	any governmental agency that has the authority to demand such disclosure; or

(2)	any officer, employee or professional adviser of Party B on a “need to know” basis.

9.3	It is agreed that the provisions of Section 9 will survive any modification, cancellation or termination of this Agreement.

X. Force Majeure

10.1
Should either party affected by any Force Majeure event fail to perform all or any part of its obligations under this Agreement, the performance of such obligations shall be suspended throughout the duration of the force majeure event.

10.2
The Party claiming to be affected by a Force Majeure event shall notify the other Party in writing of the occurrence of such event as soon as possible, and shall, within 2 days after the occurrence of such event, provide the other Party by courier service or registered mail with appropriate evidence in support of the occurrence of the event of Force Majeure and the period of its occurrence. The Party claiming that its performance of the Agreement has become impossible or impracticable due to a Force Majeure event shall make all reasonable efforts to eliminate or minimize the effects of such event of Force Majeure.

10.3
When a Force Majeure event occurs, both Parties shall immediately consult with each other regarding the performance of this Agreement, and shall immediately resume their respective obligations under this Agreement upon the termination or elimination of the Force Majeure event. This Agreement may be terminated if the duration of such Force Majeure event and its effects shall continue for more than 2 months without being terminated or eliminated.

XI. Breach

11.1	Party B’s liabilities for breach of this Agreement

(1)
In the event that Party B fails to deliver OEM Products as per the quality criteria stipulated herein, Party A shall have the right to require Party B to repair, rework or replace the OEM Products concerned. Party B shall meet such requirements within 5 days of receiving Party A’s notice at its own expenses thus incurred and be liable for breach of the Agreement for delayed delivery. If OEM Products, after repair, rework or replacement, still fail to conform to the quality criteria stipulated herein, Party A may at its discretion reject all or any part of OEM Products. In this case, Party A shall be liable to a sum of penalty amounting to 0.5% of OEM Fees, in addition to refunding OEM Fees already paid by Party A and paying the liquidated damages stipulated herein. If the aforesaid amount is not enough to compensate Party A for the losses incurred (whether direct or indirect), Party B shall compensate Party A for the balance amount.

(2)
In the event of delayed delivery by Party B, Party B shall be liable to the penalty at 0.5% of OEM Fees for each day of delay. If Party B fails to deliver OEM Products stipulated herein within 10 days after the scheduled delivery date, then without prejudice to other remedies available under this Agreement including but not limited to penalties and damages, Party A reserves the right to terminate this Agreement, be refunded of OEM Fees already paid by Party A to Party B and compensated by Party B for any and all losses thus incurred (whether direct or indirect).

(3)
In the event of Party B’s breach of other obligations hereunder, Party A may at its discretion terminate this Agreement immediately and/or ask Party B to cease such breaching activities and take remedial actions as required by Party A to correct them and compensate Party A for any and all losses thus incurred (whether direct or indirect).

11.2	In the event of delayed payment by Party A, Party A shall be liable to the penalty at 1% of the OEM Fees due and unpaid to Party B for each day of delay.

11.3
Unless otherwise provided herein, failure of either party to perform its obligations hereunder and take effective remedial actions within 3 days of receiving the non-breaching party’s written notice, which requires the breaching party to correct its activities in limited days, shall allow the non-breaching party to terminate this Agreement and claim for compensation for losses thus incurred from the breaching party.

XII. Governing Law and Dispute Settlement

12.1	This Agreement shall be governed by and construed in accordance with the laws of the People's Republic of China.

12.2
Any disputes arising from or in connection with this Agreement shall be resolved by the parties hereto through consultation. If the dispute cannot be settled in the aforesaid manner, either Party shall have the right to submit the dispute to the China International Economic and Trade Arbitration Commission for arbitration in accordance with the Commission's arbitration rules then effective at the time of the submission of the arbitration in Beijing, the seat of arbitration. The arbitration award shall be final and binding upon both parties.

XIII. Notice

13.1
Notices and communications required to be given by any Party pursuant to this Agreement may be delivered by email, courier service or registered mail to the address of the other Party or sent by facsimile transmission to the number of the other Party set forth below.

The addresses, fax numbers and emails of the parties are as follows:

Befut Electric (Dalian) Co., Ltd.

Address: Lingang Industrial District of Changxing Island, Dalian

Zip code: 116011

Fax:

Email:

Contact person: Haiyang Lu

Dalian Befut Wire & Cable Manufacturing Co., Ltd.

Address: 90-1 Hongji Street, Xigang District, Dalian

Zip code: 116001

Fax:

Email:

Contact person: Bin Li

If either Party changes its address or fax number, it shall promptly notify the other Party in writing of such change pursuant to this Section.

XIV. Miscellaneous

14.1
This Agreement shall become effective upon signature and seal by the legal/authorized representatives of the parties hereto. This Agreement shall remain effective unless and until terminated by Party A with a written notice and, in this case, this Agreement shall cease to be in force upon delivery of such written notice by Party A to Party B. It is acknowledged that the parties hereto shall not terminate or cancel this Agreement within 180 days after the day of signature, nor alter or modify the provisions of this Section.

14.2
As a part of this Agreement, Party B hereby grants Party A or one or more persons designated by Party A (a “Assignee”) irrevocably an exclusive right (“Preemption Right”) to purchase, as per the procedure in Party A’s sole discretion and at the price mutually agreed, Party B’s assets or any part of them to the extent as permitted under the laws of the People’s Republic of China then applicable; Party B warrants, to the extent as permitted under the laws of the People’s Republic of China then applicable, it will cause the shareholders of Party B to grant Party A or its Assignee irrevocably an exclusive right (“Right of First Refusal”) to purchase, all or in part, shares in Party B held by such shareholders. Such Preemption Right or Right of First Refusal shall not be made available to any third party other than Party A or its Assignee.

14.3	Matters not covered herein shall be resolved by the parties hereto through consultation.

14.4	Neither party should assign all or any part of its rights or obligations under this Agreement without the written consent of the other party.

14.5
This Agreement and the Annex attached hereto constitute the entire agreement, and supersede all previous oral and written agreements, contracts, understandings and communications of the parties with respect to the subject matter set forth herein.

14.6	Any provision hereof that becomes illegal, invalid or unenforceable will not affect the validity and enforceability of the remaining provisions of this Agreement.

14.7	Any amendment to this Agreement or its annex may be made and valid only pursuant to a written agreement executed by the authorized representatives of the parties hereto.

14.8
Unless otherwise provided in this Agreement, any delay or failure on the part of any Party hereto to exercise any right, power or privilege under this Agreement shall not constitute a waiver thereof, nor shall any single or partial exercise of any right, power or privilege preclude the exercise of any other right, power or privilege.

(The next page is the signature page of the OEM Agreement.)

(This is the signature page of the OEM Agreement.)

Party A:Dalian Befut Wire & Cable Manufacturing Co., Ltd.(official seal)

Authorized Representative:  /s/ Hongbo Cao

Date: February 16, 2009

Party B: Befut Electric (Dalian) Co., Ltd. (official seal)

Authorized Representative:  /s/Haiyang Lu

Date: February 16, 2009

Annex I

List of OEM Products

Electric Cable
Marine Cable
Mine Cable
Nuclear Cable
Petrochemical Cable
Submarine Cable